                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 27, 2004 (January 26, 2004)
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                        Princeton National Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


            0-20050                                  36-3210283
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     (Commission File Number)             (IRS Employer Identification No.)


606 South Main Street
Princeton, Illinois                                                 61356
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code          (815) 875-4444
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                       Exhibit Index is located on page 4.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)      Exhibits:

                      Exhibit 99.1     January 26, 2004 Press Release


ITEM 12.     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

             The following information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

             On January 26, 2004, Princeton National Bancorp, Inc. issued a news release to report its financial results for the quarter ended December 31, 2003. The release is furnished as Exhibit 99.1 hereto.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       PRINCETON NATIONAL BANCORP, INC.
                                               (Registrant)


                                       By:     /s/Tony J. Sorcic
                                         ---------------------------------------
                                                Tony J. Sorcic, President and
                                                 Chief Executive Officer


Dated:  January 27, 2004

                                  EXHIBIT INDEX


 NUMBER                            DESCRIPTION
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  99.1                     January 26, 2004 Press Release